Exhibit 10.3

SUPPLEMENT TO GUARANTEE AGREEMENT

SUPPLEMENT NO. 1, dated as of September 19, 2007, to the GUARANTEE AGREEMENT (as amended, supplemented or otherwise modified from time to time, the “Guarantee Agreement”), dated as of January 12, 2007, made by Synova Healthcare Group, Inc., a Nevada corporation (the “Company”), Synova Healthcare, Inc., a Delaware corporation (“Synova Healthcare”), Synova Pre-Natal Healthcare, Inc., a Delaware corporation (“Synova Pre-Natal”, and together with Synova Healthcare, the “Guarantors”, and each individually, a “Guarantor”), to the purchasers signatory hereto (each purchaser including their respective successors, endorsees, transferees and assigns, a “Purchaser”, and collectively, the “Purchasers”).

Reference is made to the Purchase Agreement, dated as of January 12, 2007, among the Company, the Guarantors and the Purchasers (as amended, supplemented or otherwise modified from time to time, the “Purchase Agreement”). Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Guarantee Agreement.

The Guarantors have entered into the Guarantee Agreement in order to induce the Purchasers to purchase certain securities of the Company. Article 14 of the Guarantee Agreement provides that additional Subsidiaries may become Guarantors under the Guarantee Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiaries (the “New Guarantors”) are executing this Supplement in accordance with the requirements of the Guarantee Agreement to become Guarantors under the Guarantee Agreement as consideration for securities previously purchased.

Accordingly, the Purchasers and the New Guarantors agree as follows:

1. In accordance with Article 14 of the Guarantee Agreement, the New Guarantors by their signatures below become Guarantors under the Guarantee Agreement with the same force and effect as if originally named therein as Guarantors, and the New Guarantors hereby (a) agree to all the terms and provisions of the Guarantee Agreement applicable to them as Guarantors thereunder and (b) represent and warrant that the representations and warranties made by them as Guarantors thereunder are true and correct on and as of the date hereof. Each reference to a “Guarantor” in the Guarantee Agreement shall be deemed to include the New Guarantors. The Guarantee Agreement is hereby incorporated herein by reference.

2. The New Guarantors represent and warrant to the Purchasers that this Supplement has been duly authorized, executed and delivered by them and constitutes their legal, valid and binding obligation, enforceable against them in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditor’s rights generally.

3. This Supplement may be executed in counterparts (and by each party hereto on a different counterpart), each of which shall constitute an original, but both of which, when taken together, shall constitute but one contract. This Supplement shall become effective when the Purchasers shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Guarantors and the Purchasers. Delivery of an executed counterpart of this Supplement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Supplement.

4. Except as expressly supplemented hereby, the Guarantee Agreement shall remain in full force and effect.

5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

6. In the event any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Guarantee Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision hereof in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

7. All communications and notices hereunder shall be in writing and given as provided in Article 12 of the Guarantee Agreement. All communications and notices hereunder to the New Guarantors shall be given to them at the address set forth under their signatures below, with a copy to the Company.

8. The New Guarantors agree to reimburse the Purchasers for their reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, disbursements and other charges of counsel for the Purchasers.

[Signature page follows]

IN WITNESS WHEREOF, the New Guarantors and the Purchasers have duly executed this Supplement No. 1 to the Guarantee Agreement as of the day and year first above written.

ALLENDALE PHARMACEUTICALS, INC.

By:	/s/ Stephen King
Name:	Stephen King
Title:	CEO

TODAYS WOMENCARE COMPANY

By:	/s/ Stephen King
Name:	Stephen King
Title:	CEO

TODAY’S WOMENCARE (CANADA) INC.

By:
Name:
Title:

TODAY’S WOMENCARE (UK) LTD

By:
Name:
Title:

Contact information for the above subsidiaries: Synova Healthcare Group, Inc. 1400 N. Providence Road, Suite 6010 Media, PA 19063 Fax : (610) 565-7081 Attention: Stephen E. King, CEO

AGREED AND ACCEPTED:

PURCHASERS

SF Capital Partners Ltd.

By:	/s/ Michael A. Roth
Name:	Stark Offshore Management LLC
Its Investment Management
By: Michael A. Roth
Title:	Managing Member

[Supplement No. 1 to the Guarantee Agreement]

AGREED AND ACCEPTED:

PURCHASERS (PLAINFIELD DIRECT INC.)

By:	/s/ Rayan Joshi
Name:	Rayan Joshi
Title:	Authorized Individual

[Supplement No. 1 to the Guarantee Agreement]

AGREED AND ACCEPTED:

CASTLERIGG MASTER INVESTMENTS LTD.
BY: SANDELL ASSET MANAGEMENT CORP.
PURCHASERS

By:	/s/ Timothy O’Brien
Name:	Timothy O’Brien
Title:	Chief Financial Officer

[Supplement No. 1 to the Guarantee Agreement]

AGREED AND ACCEPTED:

PURCHASERS

By:	/s/ Erwin Speckert
Name:	Erwin Speckert, CFA
Title:	Managing Director

[Supplement No. 1 to the Guarantee Agreement]

AGREED AND ACCEPTED:

PURCHASERS

By:	/s/ Gabriel Bianchi
Name:	Bianchi G.
Title:	Partner

[Supplement No. 1 to the Guarantee Agreement]

AGREED AND ACCEPTED:

PURCHASERS

Galt Industries, Inc.

By:	/s/ George T. Votis
Name:	G. T. Votis
Title:	CEO

[Supplement No. 1 to the Guarantee Agreement]

AGREED AND ACCEPTED:

PURCHASERS

BUSHIDO CAPITAL MASTER FUND, L.P.

By:	/s/ Ronald S. Dagar
Name:	Ronald S. Dagar
Title:	Director

[Supplement No. 1 to the Guarantee Agreement]

AGREED AND ACCEPTED:

PURCHASERS

By:	/s/ Gene Detroyer
Name:	Gene Detroyer
Title:

[Supplement No. 1 to the Guarantee Agreement]

AGREED AND ACCEPTED:

PURCHASERS

By:	/s/ Robert J. Staab
Name:	Robert J. Staab
Title:

[Supplement No. 1 to the Guarantee Agreement]

AGREED AND ACCEPTED:

PURCHASERS

By:	/s/ Stephen King
Name:	Stephen King
Title:	CEO

[Supplement No. 1 to the Guarantee Agreement]

AGREED AND ACCEPTED:

PURCHASERS

By:	/s/ David Harrison
Name:	David Harrison
Title:

[Supplement No. 1 to the Guarantee Agreement]

AGREED AND ACCEPTED:

PURCHASERS

By:	/s/ Robert L. Edwards
Name:	Robert L. Edwards
Title:

[Supplement No. 1 to the Guarantee Agreement]

AGREED AND ACCEPTED:

PURCHASERS

By:	/s/ Ron Spangler
Name:	Ron Spangler
Title:	Chief Scientific Officer

[Supplement No. 1 to the Guarantee Agreement]

AGREED AND ACCEPTED:

PURCHASERS

By:	/s/ John Suender
Name:	John Suender
Title:

[Supplement No. 1 to the Guarantee Agreement]

AGREED AND ACCEPTED:

PURCHASERS

By:	/s/ Patricia Campbell
Name:	Patricia Campbell
Title:

[Supplement No. 1 to the Guarantee Agreement]

AGREED AND ACCEPTED:

PURCHASERS

By:	/s/ Mark S. Bricker
Name:	Mark S. Bricker
Title:

[Supplement No. 1 to the Guarantee Agreement]

AGREED AND ACCEPTED:

PURCHASERS

PIERCE DIVERSIFIED STRATEGY MANAGEMENT FUND, LLC SERIES BUS

By:	/s/ Ronald S. Dagar
Name:	Ronald S. Dagar
Title:	Attorney in Fact

[Supplement No. 1 to the Guarantee Agreement]